                                                                   EXHIBIT 10.40





                            SETTLEMENT AGREEMENT AND
                            MUTUAL RELEASE OF CLAIMS


     This Settlement Agreement and Mutual Release of Claims ("SETTLEMENT AGREEMENT") is entered into as of the 6th day of February, 2001 (the "EFFECTIVE DATE") by and between BREAKAWAY SOLUTIONS, INC., a Delaware corporation ("BREAKAWAY") and INVEST INC., a Cayman Islands corporation ("INVEST"), and is made with reference to the following facts:

                                    RECITALS

A. Invest and Breakaway entered into certain transactions pursuant to the following documents, each such document dated December 11, 2000: Securities Purchase Agreement ("SPA"); Stock Purchase Warrant ("WARRANT"); Registration Rights Agreement ("REGISTRATION RIGHTS AGREEMENT"); Pledge Agreement ("PLEDGE AGREEMENT"); and Promissory Note ("NOTE") (collectively, all of the foregoing shall be referred to herein as the "TRANSACTION AGREEMENTS"). As used herein, the term "TRANSACTION" shall mean and refer only to the terms of the December 11, 2000 transaction reflected by the Transaction Agreements, and not the reformulated transaction memorialized herein.

B. Pursuant to the SPA, Invest purchased from, and Breakaway sold and issued to Invest 2,631,579 shares (the "Shares") of Breakaway's Common Stock, par value $.000125 per share (the "Common Stock") for a per share price of $1.90 and an aggregate purchase price of $5,000,000, payable as follows: 1,578,948 shares of Common Stock for $3,000,000 in cash on the date of execution of the SPA and 1,052,631 shares of Common Stock for $2,000,000 under the Note. The Shares were to be registered with the Securities Exchange Commission ("SEC") by Breakaway pursuant to the Registration Rights Agreement.

C. In addition to the Shares, Breakaway issued to Invest, as further consideration for its purchase of the Shares, the Warrant to purchase an additional 921,053 shares (subject to an upward adjustment) of Common Stock (the "Warrant Shares"). The Warrant Shares were also to be registered by Breakaway with the SEC pursuant to the Registration Rights Agreement.

D. Since the closing of the Transaction, disputes have arisen between the parties related to the Transaction and the Transaction Agreements, and the parties believe they have claims against each other in connection with the Transaction and the Transaction Agreements, and have made written and/or oral demands relating thereto. The parties have denied the claims made by each other, and have agreed to resolve their disputes by entering into this Settlement Agreement and the related documents described herein.

E. By entering into this Settlement Agreement, it is the express intention of all parties hereto to settle and fully, finally and completely dispose of any and all past and present claims, demands and/or causes of action theretofore or hereafter arising out of, connected with or incidental to the Transaction and the Transaction Agreements, except as otherwise provided in this Settlement Agreement.

     In order to fully and finally compromise and settle their disputes related to the Transaction and the Transaction Agreements, and in consideration of their mutual promises and other agreements, Breakaway and Invest agree as follows:

1. ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK.

Simultaneously with the execution of this Settlement Agreement, Breakaway shall
(a) issue to Invest 1,654,135 shares of Common Stock (the "Additional Shares"), in addition to the Shares and (b) release the 1,052,631 shares subject to the Pledge Agreement (the "Pledge Shares") from the Pledge Agreement, in consideration for the $3,000,000 paid by Invest to Breakaway on or about December 11, 2000, in consideration for Invest entering into this Settlement Agreement and for Invest forbearing on its rights to bring legal action against Breakaway in connection with the subject of the releases given herein as provided in paragraph 11g, and in consideration for the rights, promises and obligations contained herein. The Shares, the Additional Shares, and the Pledge Shares held or to be held by Invest and/or its designees shall be subject to the Registration Rights Agreement, as amended herein.

2. ISSUANCE OF REPLACEMENT WARRANT.

Simultaneously with the execution of this Settlement Agreement, Breakaway shall issue to Invest a stock purchase warrant, in the form attached as Exhibit A hereto (the "NEW WARRANT"), for the purchase of 4,285,714 shares of Common Stock (subject to upward adjustment as set forth in the New Warrant)(the "New Warrant Shares"). The New Warrant Shares held or to be held by Invest and/or its designees shall be subject to the Registration Rights Agreement, as amended herein.

3. CANCELLATION OF CERTAIN TRANSACTION AGREEMENTS.

Except as expressly stated herein, the Pledge Agreement and Warrant shall be and shall for all purposes be deemed to be, cancelled, null and void, and of no further force or effect, as of the Effective Date of this Settlement Agreement and the parties shall no longer have any rights, interests, obligations or liabilities pursuant to the foregoing. The Registration Rights Agreement, as amended herein, shall remain in effect. Subject to paragraph 4 herein, the Note shall also remain in effect. Subject to paragraph 5 herein, the SPA shall also remain in effect.

4. FORBEARANCE AND RECISSION WITH RESPECT TO NOTE.

a) In consideration of the rights, promises and obligations contained herein, Breakaway shall forbear from enforcing any rights it may have under the Note until the first to occur of (i) the closing of the SCP Financing (as defined below) or (ii) the determination by the Board of Directors of Breakaway that Breakaway may lawfully rescind the Note. Upon the occurrence of either event, Breakaway shall return the Note to Invest marked "cancelled" whereupon, without further action by Invest or Breakaway, Invest shall have no liability or obligation to Breakaway pursuant to the Note.

b) If neither of the events described in clauses (i) and (ii) of Section 4 a) above occurs prior to June 1, 2001, the provisions of Sections 8 and 9 of this Settlement Agreement shall not take effect and the parties may at any time and from time to time thereafter, immediately and without further notice, assert any and all rights claimed by them pursuant to the Note and the SPA. Except as expressly set forth in the immediately preceding sentence, this Section 4 b) shall not be interpreted to limit the rights and obligations of the parties pursuant to this Settlement Agreement.

c) For purposes of this Settlement Agreement, "SCP Financing" shall mean the sale by Breakaway of its convertible preferred stock to SCP Capital Partners II, L.P. ("SCP") on substantially the terms set forth in the letter of intent from SCP to Breakaway dated February 1, 2001, attached as Exhibit B hereto.

5. SURVIVAL OF SPA; NO EXERCISE OF RIGHTS.

Notwithstanding any other provision of this Settlement Agreement, the SPA shall continue in full force and effect and each party shall retain all of its respective rights and obligations thereunder unless and until the Release Date (as defined below) occurs, whereupon the SPA shall be terminated in full. Until the first to occur of (i) the Release Date or (ii) June 1, 2001, neither party shall take any action to assert any rights that it claims to have under the SPA or otherwise in connection the sale of the shares, except such rights as may exist pursuant to this Settlement Agreement, the Registration Rights Agreement as amended by this Settlement Agreement or the New Warrant.

6. AMENDMENTS TO REGISTRATION RIGHTS AGREEMENT.

As of the Effective Date, the Registration Rights Agreement shall be amended as follows (terms not defined in this section 6 shall have the meanings assigned to them in the Registration Rights Agreement):

a) The first "WHEREAS" clause in the Recitals shall be amended and restated to read in its entirety as follows:

"WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and Investors have executed and delivered a Settlement Agreement and Mutual Release of Claims, dated as of February 6, 2001 (the "SETTLEMENT AGREEMENT"), pursuant to which the Company has on or before this date issued and sold to the Investors: (i) 1,654,135 shares which, when combined with 2,631,579 shares issued and sold to the Investors pursuant to that certain December 11, 2000 Securities Purchase Agreement between Company and Investors, equals an aggregate of 4,285,714 shares (the "Purchased Shares") of the Company's common stock, par value $.000125 per share (the "COMMON STOCK"), for a purchase price of $0.70 per share, and (ii) a Stock Purchase Warrant, dated February 6, 2001 to acquire up to 4,285,714 shares (subject to upward adjustment) (the "WARRANT SHARES"). The Company also issued and sold to Investors additional shares in exchange for a promissory note dated December 11, 2000 by Invest Inc. in favor of the Company in the amount of $2,000,000 (the "Note"). If that Note is not cancelled by June 1, 2001 pursuant to that certain Settlement Agreement between Company and Invest Inc. dated February 6, 2001 in exchange for Invest's funding of the Note, the Company shall issue and sell to Investors 2,857,143 shares, at a purchase price of $0.70 per share (the "Note Shares"), and the Company shall issue another stock purchase warrant in the same form and pursuant to the same terms as the February 6, 2001 Stock Purchase Warrant, for Investors to acquire up to 2,857,143 shares (subject to upward adjustment) (the "Note Warrant Shares") The Note Shares and the Note Warrant Shares shall also be subject to this Agreement. The Purchased Shares, the Warrant Shares, the Note Shares and the Note Warrant Shares (to the extent the Note is not cancelled by June 1, 2001) are collectively referred to as the "REGISTRABLE SECURITIES"."

b) Section 1.1 shall be amended and restated to read in its entirety as follows:

"MANDATORY REGISTRATION. The Company shall file with the SEC a registration statement registering the Registrable Securities for unrestricted sale and filing on a public securities exchange (the "Registration Statement") as follows: (a) if an applicable Form S-3 (or any other appropriate form) is already on file with the SEC, the Company shall file a supplement to that form to register the Registrable Securities, no later than ten (10) business days after the Effective Date of the Settlement Agreement; or (b) if no applicable Form S-3 (or any other appropriate form) is currently on file with the SEC, the Company shall file a new Registration Statement on Form S-3 (or any other appropriate form which the Company is, at such time, eligible to use), no later than forty-five (45) days after the Effective Date of the Settlement Agreement."

c) Section 1.1.1 shall be amended and restated to read in its entirety as follows:

"EFFECTIVENESS OF THE REGISTRATION STATEMENT. The Company shall use its best efforts to cause the Registration Statement to become or to be declared effective by the SEC as soon as practicable after filing, and in any event no later than fifteen (15) days after the Registration Statement is filed with the SEC ("the Required Effective Date"). The Company's best efforts shall include, but will not be limited to, promptly responding to all comments received from the staff of the SEC. If the SEC notifies the Company that the Registration Statement will receive no action or review from the SEC, the Company shall cause the Registration Statement to become effective within five (5) business days after receipt of such SEC notification. Once the Registration Statement is declared effective by the SEC, the Company will cause the Registration Statement to remain effective throughout the Registration Period, except as permitted in accordance with Section 1.4.13 and Section 1.5 hereof."

d) Section 1.1.2 shall be amended and restated to read in its entirety as follows:

"DELAYED REGISTRATION. If the Registration Statement has not been filed on or before the date required by section 1.1 above or has not become effective prior to the Required Effective Date, the Company shall pay to each Investor, as stipulated damages intended by the parties to compensate such Investor in part for the incremental costs and investment risks associated with holding any of the Registrable Securities as restricted securities, a fee (the "LATE REGISTRATION FEE") for each day of such delay equal to 0.0333% of the aggregate purchase price paid by such Investor for all Registrable Securities held by such Investor on such day. The Company shall pay to such Investor the Late Registration Fee in cash on the earlier of either (a) the end of each 30-day period of such delay, or (b) the effective date of the Registration Statement. Nothing herein shall limit any Investor's right to pursue actual damages for the Company's failure to file


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


the Registration Statement or to have such Registration Statement become or be declared effective by the SEC on or prior to the Required Effective Date in accordance with the terms of this Agreement."

7. NON-ADMISSION OF LIABILITY.

This Settlement Agreement is entered, made, executed, given and accepted as part of a compromise and settlement of disputed claims. No provision of this Settlement Agreement, the New Warrant, or the Registration Rights Agreement, as modified herein (collectively, the preceding three documents shall be referred to herein as the "New Documents"), nor the acceptance of any benefits thereof by or on behalf of any of the parties hereto, shall be construed or deemed to be evidence of an admission of any fact, matter, thing or liability of any kind to any other party. Each of the parties hereto denies any liability of any kind to the other party for any purpose, and the New Documents are agreed to and entered solely and entirely as a compromise and for the purpose of fully and finally resolving the disputed matters referred to herein. Notwithstanding whether the Release Date occurs, neither the New Documents nor any of their terms shall be offered or received as evidence in any proceeding in any forum as an admission of any liability or wrongdoing on the party of any of the parties hereto.

8. RELEASE OF INVEST.

THE PROVISIONS OF THIS SECTION 8 SHALL TAKE EFFECT IF AND ONLY IF AND WHEN THE
NOTE IS RETURNED TO INVEST MARKED "CANCELLED" (THE "RELEASE DATE"). In consideration of the promises and covenants set forth in this Settlement Agreement, except as set forth in the New Documents, Breakaway, for itself, all of its predecessor entities, its past and present parent corporations, subsidiary corporations, affiliates, predecessors, successors, assigns, related entities, insurers and assigns, as well as its past and present officers, directors, employees, agents, attorneys and all acting persons acting by and through, under or in concert with them or any of them, hereby releases and forever discharges Invest, and all of its predecessor entities, all of its past and present parent corporations, subsidiary corporations, affiliates, successors, related entities, insurers and assigns as well as its past and present officers, directors, employees, agents, attorneys and all persons acting by and through, under or in concert with them, or any of them, of and from any and all claims, demands, claims for relief, causes of action, actions, obligations, rights and/or liabilities of any nature, whether anticipated or unanticipated, known or unknown, fixed or contingent, past, present or future, which Breakaway now has or may have against Invest and its respective predecessor entities, an of its past and present parent corporations, subsidiary corporations, affiliates, successors, related entities, insurers and assigns, as well as its past and present officers, directors, employees, agents, attorneys and all persons acting by and through, under or in concert with them, or any of them, by reason of any matter, or thing arising out of, based upon, or relating to the Transaction and the Transaction Agreements.

9. RELEASE OF BREAKAWAY.

THE PROVISIONS OF THIS SECTION 9 SHALL TAKE EFFECT IF AND ONLY IF AND WHEN THE RELEASE DATE OCCURS. In consideration of the promises and covenants set forth in this Settlement Agreement, Invest, for itself, all of its predecessor entities, its past and present parent corporations, subsidiary corporations, affiliates, predecessors, successors, related entities, insurers and assigns, as well as its past and present officers, directors, employees, agents, attorneys and all persons acting by and through, under or in concert with them or any of them, hereby releases and forever discharges Breakaway, and all of its predecessor entities, its past and present parent corporations, subsidiary corporations, affiliates, predecessors, successors, related entities, insurers and assigns, as well as its past and present officers, directors, employees, agents, attorneys and all persons acting by and through, under or in concert with them, or any of them, of and from any and all claims, demands, claims for relief, obligations, rights and/or liabilities of any nature whether anticipated or unanticipated, known or unknown, fixed or contingent, past, present or future, which Invest now has or may have against Breakaway, and all of its predecessor entities, its past and present parent corporations, subsidiary corporations, affiliates, predecessors, successors, related entities, insurers, assigns, as well as its past and present officers, directors, agents, employees, agents, attorneys and all persons acting by and through, under or in concert with them or any of them, by reason of any matter, arising out of, based upon or related to the Transaction and the Transaction Agreements.

10. ASSIGNMENT.

This Settlement Agreement shall be binding upon and inure to the benefit of the parties and their respective subsidiaries, affiliates, predecessors, successors, divisions, shareholders, directors, officers, employees, attorneys, agents, representatives, heirs and, to the extent permitted herein, the parties' assigns. Breakaway shall not assign this Settlement Agreement or any rights or obligations hereunder without the prior written consent of Invest, and Invest may not assign this Settlement Agreement or any rights or obligations hereunder without the prior written consent of Breakaway. Notwithstanding the foregoing, Invest may assign all or part of its rights and obligations hereunder to any of its "affiliates", as that term is defined under the Securities Act of 1933 (the "Securities Act"), without the consent of Breakaway, so long as the affiliated is an accredited investor (within the meaning of Regulation D under the Securities Act) and agrees in writing to be bound by this Settlement Agreement. This provision does not limit Invest's right to transfer the Registrable Securities pursuant to the terms of the New Document(s) and the SPA or to assign Invest's rights hereunder to any such transferee pursuant to the terms of the New Document(s), the SPA, to the extent it survives hereunder, and the Note.

11. MUTUAL REPRESENTATIONS, COVENANTS AND WARRANTIES.

Each of the parties hereto represents, warrants and agrees as follows:

a) It has received independent legal advice from their attorneys with respect to the advisability of entering into the settlement provided for herein and executing the New Documents;

b) It (nor any officer, agent, employee, representative, or attorney of or for any party) has not made any statement or representation to any other party regarding any fact relied upon in entering into the New Documents, and it is not relying upon any statement, representation or promise of any other party (or of any officer, agent, employee, representative, or attorney for the other party) in executing this agreement or in making the settlement provided for herein, except as expressly stated herein;

c) It has made such investigation of the facts pertaining to this settlement and each of the New Documents and of all of the matters pertaining thereto as it deems necessary;

d) It or a responsible officer or agent has fully read this Settlement Agreement and each of the New Documents and understands the contents of each of them;

e) Each term of this Settlement Agreement and each New Document is contractual and not merely a recital;

f) It is aware that it may hereafter discover claims or facts additional to, or different from, those it now knows or believes to be true with respect to the Transaction. Nevertheless, it is the intention of the parties to, as of the Release Date, fully, finally and forever settle and mutually release each other from all matters and claims which do now exist, may exist, or heretofore have existed which arise out of, or are based upon, the subject matters discussed in the releases in paragraphs 8 and 9 above. In furtherance of that intention, the releases given herein are and shall be and remain in effect as a full and complete release, notwithstanding the discovery or existence of any additional or different claims or facts relative thereto;

g) It will not, unless the Release Date does not occur prior to June 1, 2001, bring suit or legal action against the other party(ies) to this Settlement Agreement seeking, arising out of, or in connection with, any claims that are the subject of the releases given in paragraphs 8 and 9 above;

h) It has cooperated and/or participated in the drafting and preparation of the New Documents. Accordingly, the parties hereby acknowledge and agree that the New Documents shall not be construed or interpreted in favor of or against any party by virtue of the identity of their preparer;

i) It shall execute all such further and additional documents as shall be reasonable, necessary or desirable to carry out the provisions of the New Documents; and

j) Neither this Settlement Agreement nor any other New Document may be modified or amended except pursuant to an instrument in writing signed by the parties.


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


12. REPRESENTATIONS AND WARRANTIES OF BREAKAWAY

Breakaway represents, warrants and covenants to Invest as follows:

a) ORGANIZATION AND BUSINESS. Breakaway is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority adequate for owning its properties, and conducting its business as currently conducted and for making and performing this Settlement Agreement and the New Documents. Breakaway has taken all corporate action required to make all of the provisions of this Settlement Agreement, and the New Documents the legal, valid and binding obligations they purport to be. No approval, authorization or other action of any court, governmental authority or agency is required to be obtained by Breakaway in connection with the execution, delivery and performance by Breakaway of this Settlement Agreement and the New Documents.


b) NO LEGAL OBSTACLE TO AGREEMENT. Neither the execution and delivery of this Settlement Agreement, the New Documents, the SPA to the extent it survives hereunder or the Note nor the consummation of any transaction herein or therein referred to or contemplated hereby or thereby nor fulfillment of the terms hereof or thereof, or of any agreement or instrument referred to in this Settlement Agreement, the New Documents, the SPA to the extent it survives hereunder or, the Note has constituted or will constitute or result in a breach of any provisions of any contract or agreement to which Breakaway or any of its subsidiaries is a party or by which it is bound or of the charter or by-laws of Breakaway, or the violation of any existing or pending law, judgment, decree. governmental order, rule or regulation applicable to Breakaway or any of its subsidiaries, or result in the creation under any agreement or instrument of any lien, security interest, encumbrance or other claim upon any of the assets of Breakaway or any of its subsidiaries, or create in any person or entity any right to terminate any agreements with Breakaway or any of its subsidiaries or otherwise exercise any rights against Breakaway or any of its subsidiaries, or cause any payment or performance obligation of Breakaway or any of its subsidiaries to be accelerated, or cause the acceleration of any outstanding rights to purchase or convert any instrument into capital stock of Breakaway. No approval, authorization or other action or any court, governmental authority or agency or any securities exchange is required to be obtained by Breakaway in connection with the execution, delivery and performance of this Settlement Agreement, the New Documents, the SPA to the extent it survives hereunder or the Note. Breakaway is not in violation of any of the listing requirements of the Nasdaq National Market or any other applicable securities exchange or self-regulatory organization.

c) LITIGATION. Neither Breakaway nor any of its subsidiaries is a party to any litigation or administrative proceeding, nor, to the knowledge of Breakaway is any such litigation or administrative proceeding threatened against Breakaway or any its subsidiaries, which in either case, would prevent the execution, delivery and performance of this Settlement Agreement, the New Documents, the SPA to the extent it survives hereunder or the Note, and the transactions contemplated therein.

d) SECURITIES FILINGS. Breakaway shall take all action required under applicable federal or state "blue sky" laws to register and qualify the Shares, the Additional Shares, the Pledge Shares, and any other shares issued hereunder or pursuant to the Registration Rights Agreement (as amended herein) for sale to Invest (or to obtain an exemption from such registration and qualification) and shall provide evidence of any such action to Invest. Breakaway shall file all reports required by the SEC in connection with this Settlement Agreement.

e) FORM S-3 ELIGIBILITY. Breakaway meets, and will use all commercially reasonable efforts to continue to meet, the "registrant eligibility" requirements set forth in the General Instructions to Form S-3 under the Securities Act of 1933 (the "Securities Act") to enable the registration of the Registrable Securities (as defined in the Registration Rights Agreement, as amended herein).

f) RESCISSION OF NOTE. Breakaway shall use its maximum best efforts to cause the Note to be rescinded promptly upon being lawfully able to do so.

13. REPRESENTATIONS AND WARRANTIES OF INVEST.

Invest represents and warrants to Breakaway as follows:

a) ORGANIZATION AND QUALIFICATION OF INVEST. Invest is a corporation duly organized and validly existing under the laws of the Cayman Islands with full power and authority adequate for the making and performing of the New Documents. Invest has taken all corporate action required to make the provisions of the New Documents the legal, valid and enforceable obligations they purport to be. No approval, authorization or other action of any court, governmental authority or agency is required to be obtained by Invest in connection with the execution, delivery and performance by Invest of the New Documents.

b) NO LEGAL OBSTACLE TO AGREEMENT. Neither the execution and delivery of this Settlement Agreement, the New Documents, the SPA to the extent it survives hereunder or the Note, nor the consummation of any transaction herein or therein referred to or contemplated hereby or thereby nor fulfillment of the terms hereof or thereof, or of any agreement or instrument referred to in this Settlement Agreement, the New Documents, the SPA to the extent it survives hereunder or the Note has constituted or will constitute or result in a breach of any provisions of any contract or agreement to which Invest or any of its subsidiaries is a party or by which it is bound or of the charter or by-laws of Invest, or the violation of any existing or pending law, judgment, decree. governmental order, rule or regulation applicable to Invest or any of its subsidiaries, or result in the creation under any agreement or instrument of any lien, security interest, encumbrance or other claim upon any of the assets of Invest or any of its subsidiaries, or create in any person or entity any right to terminate any agreements with Invest or any of its subsidiaries or otherwise exercise any rights against Invest or any of its subsidiaries, or cause any payment or performance obligation of Invest or any of its subsidiaries to be accelerated, or cause the acceleration of any outstanding rights to purchase or convert any instrument into capital stock of Invest. No approval, authorization or other action or any court, governmental authority or agency or any securities exchange is required to be obtained by Invest in connection with the execution, delivery and performance of this Settlement Agreement, the New Documents, the SPA to the extent it survives hereunder, or the Note. Invest is not in violation of any of the listing requirements of the Nasdaq National Market or any other applicable securities exchange or self-regulatory organization.


c) INVESTMENT REPRESENTATIONS. Invest is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act . Invest is purchasing the Securities for its own account for investment and not with a view to distribution, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the foregoing representation, Invest does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act. Invest has been afforded the opportunity to ask questions of and receive answers from the management of Breakaway concerning this investment. Invest acknowledges that the offering of the Securities to Invest is not registered under the Securities Act and that the Securities are restricted and cannot be resold unless they are registered under the Securities Act or unless an exemption from registration is available. (As used herein, the term "Securities" means the Shares, the Additional Shares, the New Warrant, the New Warrant Shares and the Pledge Shares).

14. ENTIRE AGREEMENT.

The New Documents, the SPA to the extent it survives hereunder and the Note are the sole and entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior or contemporaneous oral or written agreements, negotiations, and discussions between the parties hereto and/or their respective counsel. The terms of the New Documents, the SPA to the extent it survives hereunder and the Note are intended to be the final expression of the parties' agreement and may not be contradicted by evidence of any prior or contemporaneous agreements. The parties further intend that the New Documents, the SPA to the extent it survives hereunder and the Note shall constitute the exclusive statement of their agreement and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative or other legal proceeding involving the New Documents, the SPA to the extent it survives hereunder and the Note.

15. CONSTRUCTION OF AGREEMENT.

a) This Settlement Agreement shall be deemed to have been executed and delivered within the State of New York, United States of America. This Settlement Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any conflict or choice of law provisions that would make applicable the domestic substantive law of any other jurisdiction.

b) Any dispute arising out of, or in connection with, this Settlement Agreement shall be litigated in the New York, New York, and the parties hereto consent to the personal jurisdiction of the federal courts (or, if any such federal court is without jurisdiction, a state court) located in New York, New York for the purposes of such litigation, and waived any argument that venue in any such form is inconvenient.

c) The language of the Settlement Agreement shall not be construed for or against any particular party. The headings used here are for reference only and shall not affect the construction of this agreement.

d) If any provision of this Settlement Agreement is held, determined, or adjudicated to be invalid, unenforceable or void for any reason, each such provision shall be severed from the remaining provisions of the Settlement Agreement, and shall not affect the validity and enforceability of such remaining provisions.

16. COUNTERPARTS.

This Settlement Agreement may be executed in counterparts and may be executed via facsimile. When each party has signed and delivered at least one such counterpart, each counterpart shall be deemed an original, and, when taken together with other signed counterparts, shall constitute one agreement. This Settlement Agreement shall, however, be effective only upon the signature of all parties hereto.




DATED: February 6, 2001           BREAKAWAY SOLUTIONS, INC.

                                  By:/S/ GORDON BROOKS
                                     -------------------------------
                                  Name: Gordon Brooks
                                  Title: President and Chief Executive Officer


DATED: February 6, 2001           INVEST INC.

                                  By:
                                     --------------------------------
                                  Name:
                                  Title: